Exhibit 99.1

Roadshow Presentation May 2010 Note: The offering is complete and the following materials are provided for information only.

2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends; the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. The company does not undertake any obligation to update anyone with regard to the forward-looking statements made during this presentation. Caution on forward-looking statements

Offering Summary 3 Issuer: National American University Holdings, Inc. Offering Size: 7,000,000 shares Post-Offering Shares Outstanding: 25,319,653 Offering Structure: 50% Primary / 50% Secondary Over-Allotment: 15% or 1,050,000 shares (100% Primary) Anticipated Exchange: NASDAQ Global Market / "NAUH" Use of Proceeds: Repayment of debt, prepayment of special dividend to shareholders and general corporate purposes including potential acquisitions Expected Pricing: Week of May 24th Bookrunner: Stifel Nicolaus Co-Lead Manager: William Blair & Company Co-Manager: Signal Hill Note: The offering is complete and the above offering summary is provided for information only.

Company Overview 4

NAU at a Glance Founded in 1941 20 Physical Locations in the Midwest and Growing Regionally Accredited with The Higher Learning Commission Extensive Programmatic Accreditations Associate, Bachelor's and Master's Degrees Programs and select industry focused diplomas Approved Nursing Programs in Colorado, Kansas, Minnesota, Missouri, and South Dakota On-ground, Online, and Hybrid Course and Program Delivery Substantial Scale with a History of Profitable, Organic Growth Approximately 8,800 Students Enrolled at the start of Spring 2010 term (39% Y/Y growth) 5

6 Investment Highlights Organic Growth Through Hybrid Learning Centers Recognized On-line Course Delivery Model Differentiated Student Acquisition Plan Approved and Accredited Nursing and Allied Health Programs History of Regulatory Compliance with Knowledgeable Compliance Team Defined and Proven Growth Strategies Strong Financial Performance Experienced Management Team

7 Recent Developments NAU Approved to Offer Nursing Program in South Dakota February 2010 Company Reports Record FY 2010 Second Quarter Financial Results; Begins Trading under Symbol: NAUH January 2010 Company Becomes Publicly- Traded November 2009 Declares FY 2010 Q3 dividend of $0.0275 per share on all shares of the Company's common stock outstanding March 2010 On March 23, 2010, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission NAU opens Education Center in Minnetonka, MN October 2009 NAU opens Education Center in Lee's Summit, MO NAU posts record fall enrollment March 30, 2010- Lease approvals for Colorado Springs, CO & Wichita, KS Education Centers NAU posts record winter enrollment NAU posts record spring enrollment David Warnock of Camden Partners joins BOD

8 Experienced Management Team Dr. Ronald Shape CEO/CFO 18 Years of Service Dr. Sam Kerr Provost/General Counsel 9 Years of Service Ms. Venessa Green NAU-CFO 6 Years of Service Dr. Bob Paxton President-Distance Learning 2 Years of Service Dr. Jerry Gallentine President 17 Years of Service Mr. Scott Toothman VP of Institutional Support & Military 8 Years of Service Ms. Michaelle Holland Regional President 15 Years of Service Ms. Lisa Knigge Regional President 18 Years of Service

Growth Highlights 9

10 Multiple and Simultaneous Growth Avenues Programs Affiliations Return on Online investment Differentiated student acquisition Articulation agreements Students Growing US population Increased workplace demand International opportunity Students Students Students Affiliations Programs Program expansion Program development Partnerships with industry, government and military Locations Hybrid learning centers Capacity expansion with Online Affiliate Relationships Students Locations

Leader in Hybrid Learning Added Efficiencies and Expanded Recruitment in Existing NAU Markets Minimal Capital Commitment Attractive Low Cost Approach to Enter New Markets Planned expansion includes: Colorado Kansas Minnesota Missouri Nebraska Oklahoma Texas Size Approximately 4,000 square feet Employees / Staff 9 to 11 employees, including local admissions director Capital Requirements Approximately $220,000 in start-up capital expenditures Students Supported Each Education Center can support approximately 500-750 students Enrollment Capabilities Serves as local presence in large markets and creates a personal connection with students Retention Creates a low-cost retention tool for at-risk students Flexible Class Times Global Course Access Qualified Teachers Multiple Degree Programs Attractive to Non-Traditional Learners Reduced Capital Requirements vs. Full Campus Education Center Profile Expansion of Hybrid Learning Hybrid Learning Benefits 11

7 Mile Radius 12 Burnsville under negotiation Minneapolis/St. Paul

Geographic Growth 13 Current Location Build Out Pending Negotiations Pending for NAU physical locations 6 (+) Locations Under Lease Negotiation for FY2011 *Red states indicate that state approvals are in process Negotiations Pending for NAU Affiliate Collaborations

Online Growth Strategy Hybrid Learning Centers Campus Recruiting International Exposure Program Mix Strategic Partnerships Strategically placed recruitment centers to maximize enrollments in new markets Internal incentives aligned for campus recruiting Partnerships and degree programs for international students High demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-Ground Credit Hours 14 Online Growth CAGR=17.4% CAGR=42.9%

Affiliates 15 Distance Learning International Current Bolivia Brazil Chile Greece Japan Malaysia Turkey Prospective China Czech Republic Saudi Arabia Serbia

Winter 2009-2010 Term increased 38.8% to 7,989 students 16 Record Enrollment Growth February 28, 2010 (Winter 2009-2010 Term) February 28, 2010 (Winter 2009-2010 Term) February 28, 2010 (Winter 2009-2010 Term) February 28, 2010 (Winter 2009-2010 Term) February 28, 2010 (Winter 2009-2010 Term) February 28, 2009 (Winter 2008-2009 Term) February 28, 2009 (Winter 2008-2009 Term) February 28, 2009 (Winter 2008-2009 Term) February 28, 2009 (Winter 2008-2009 Term) # of Students # of Students # of Students # of Students # of Students # of Students % Growth over same quarter prior year % Growth over same quarter prior year % Growth over same quarter prior year Graduate 323 239 35.1 % Undergraduate 7,666 5,516 39.0 % Total 7,989 5,755 38.8 % On-Campus 3,567 2,972 20.0 % Online 3,178 2,026 56.9 % Hybrid 1,244 757 64.3 % Total 7,989 5,755 38.8%

Increase Capacity (utilize Online delivery) Ellsworth AFB Ft. Carson Whiteman AFB Kirtland AFB Ft. Sam Houston Others 17 Grow Military Relationships # of Students Percent of Online Courses Shifting Student Trends Increases Capacity Increased capacity

18 Academic Breakdown for Winter 2009-2010 Term Academic Area Degree Offering

Program Expansion and Development 2010 - 2015 Current Program Expansion Bachelor of Science in Nursing to Texas and New Mexico Medical Laboratory Technician Medical Technologist Health Information Technology Explore a fully-online Veterinary Technology program 19 Potential New Programs Allied Health Related Programs Occupational Therapy Assistant Medical Technology Health Sciences Doctor of Management Graduate Emphasis Areas in: Higher Ed Management Accounting Nurse Administrator Human Services and Other High Demand Areas

Minnesota State Board of Nursing Kansas State Board of Nursing Commission on Accreditation of Allied Health Education Programs Colorado State Board of Nursing - Interim Approval Missouri State Board of Nursing - Initial Approval IACBE - Various business degree programs Committee on Veterinary Technician Education and Activities Bureau of Indian Affairs, Social Security Administration, and various state rehabilitation services American Association of Medical Assistants Accreditation and Academic Quality Third Party Accreditation and Approvals 20 Regional Accreditation by The Higher Learning Commission

21 Superior Academic Quality Drives Course Completion Term to Term Persistence Course Completion

22 Graduate Employment 5-year Average = 87.6% Graduate Employment Rate - Annual Average

23 Cohort Default Rate and Title IV Compliance NAU Cohort Default Rate vs. Proprietary Institutions Audited 90/10 Rate

24 Enrollment Trend Continuing Higher FY2009 Total - 203,115 19.7% Y-o-Y Growth FY2010 Total - 276,410 36.1% Y-o-Y Growth FY2008 Total - 169,671 CAGR 27.6%

Financials 25

Record enrollment growth Growth driven by: Quality academic programming Scalable hybrid learning centers Utilization of online education Low student acquisition costs aided by strategic affiliates Expanding EBITDA margins Attractive working capital dynamics 26 Financial Highlights

27 EBITDA ($ in millions) Revenue ($ in millions) Financial Highlights 45.5% Growth 179.6% Growth Fiscal Year End = May 31 EBITDA Margin

Balance Sheet Highlights Actual Pro Forma* Cash/Investments $27.4 $31.5 Total Debt $8.0 $0.0 Total Stockholders' Equity $29.5 $41.9 28 $ in millions As of February 28, 2010 * NOTE: Based on the offering price of $7.50 on May 26, 2010.

29 NAUH vs. Public Postsecondary Companies Source: Stifel Nicolaus Equity Research * Excludes purely online focused companies. Year-over-Year Enrollment Growth EBITDA Margin

Conclusion 30

31 Investment Highlights Organic Growth Through Hybrid Learning Centers Recognized On-line Course Delivery Model Differentiated Student Acquisition Plan Approved and Accredited Nursing and Allied Health Programs History of Regulatory Compliance with Knowledgeable Compliance Team Defined and Proven Growth Strategies Strong Financial Performance Experienced Management Team